Exhibit 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”) is entered into as of April 21, 2015 (“Effective Date”), by and among the Pension Benefit Guaranty Corporation (“PBGC”), a wholly-owned United States government corporation and agency created by Title IV of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Evans & Sutherland Computer Corporation (“E&S”), and its wholly owned subsidiary, Spitz, Inc. (“Spitz”, and collectively with E&S, the “Obligors”; the Obligors, collectively with PBGC, the “Parties”).

RECITALS

A.           E&S, a Utah corporation which maintains its headquarters in Salt Lake City, Utah, and Spitz, a Delaware corporation which maintains its headquarters in Chadds Ford, Pennsylvania, engage in the production and sale of visual display systems.

B.           E&S sponsored the Evans & Sutherland Computer Corporation Pension Plan (the “Plan”).  The Plan terminated under 29 U.S.C. § 1341(c) with a termination date under 29 U.S.C. § 1348 of March 8, 2013.

C.           On the Effective Date, the Parties entered into a settlement agreement (the “Settlement Agreement”), pursuant to which the Obligors agreed to, among other things, make certain Installment payments to PBGC on account of the Plan’s termination and to grant the security interest provided for in the operative provisions of this Security Agreement in order to secure the Obligors’ payment and performance of the Secured Obligations.

OPERATIVE PROVISIONS

NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the Parties agree as follows:

1.           Definitions

(a)           Capitalized Terms Not Defined Herein.  Terms defined in the Settlement Agreement or the UCC (as defined below) which are not otherwise defined in this Security Agreement have the meanings provided therein.

(b)           Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the preamble, Recitals or elsewhere in this Security Agreement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document or statute (such as the UCC) is specifically referenced.

“Assigned Contracts” means, collectively, all of each Obligor’s rights and remedies under, and all moneys and claims for money due or to become due to such Obligor under any material contracts (except Excluded Contracts) including all rights and claims of each Obligor now or hereafter existing:  (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; and (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.  Notwithstanding the foregoing, any and all payments or other amounts or assets received by either Obligor under an Excluded Contract (“Excluded Contract Proceeds”) shall be Collateral.

“BMT” means The Bryn Mawr Trust Company and its successors and assigns.

“BMT Intercreditor Agreement” means the Intercreditor Agreement between BMT and PBGC entered into on or about the date hereof.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Code” shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended.

“Collateral” shall have the meaning set forth in Section 2.

“Commercial Tort Claims” means those certain currently existing commercial tort claims, as defined in the UCC, including each commercial tort claim specifically described in Schedule 3(h).

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Disclosed Liens” shall have the meaning set forth in Section 3(a).

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Excluded Contract” means each contract in which any Obligor now or hereafter has rights, to the extent in each case, a security interest may not be granted by such Obligor in such contract as a matter of applicable law, or under the effective terms of the governing document applicable thereto, without the consent of one or more parties thereto other than any Obligor, but only for so long as such consent has not been obtained, provided however, that the Obligors shall use best efforts to avoid the requirement of third party consents in each after-acquired contract.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intercreditor Agreements” means the BMT Intercreditor Agreement and the KeyBank Intercreditor Agreement.

“Inventory” shall have the meaning set forth in Article 9 of the UCC

“KeyBank” means KeyBank National Association and its successors and assigns.

“KeyBank Intercreditor Agreement” means the Lien Subordination Agreement between Keybank and PBGC entered into on or about the date hereof.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“PBGC Settlement Documents” shall mean, collectively, the Settlement Agreement, this Security Agreement, and all other mortgages, deeds of trust, agreements, documents and instruments at any time executed or delivered by one or more Obligors or any other Person to, with or in favor of PBGC in connection with or related to the Settlement Agreement, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  For the avoidance of doubt, the Intercreditor Agreements are not PBGC Settlement Documents.

“Permitted Liens” means any of the following: (1) liens of carriers, warehousemen, landlords, mechanics, laborers, materialmen, and other similar persons arising by law in the ordinary course of business securing obligations which are (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, with adequate reserves having been established therefor in accordance with U.S. GAAP, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the Collateral subject to such liens; (2) liens for taxes which are (i) not yet delinquent or (ii) being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (3) good faith pledges or grants of security interests to secure statutory obligations, surety, appeal, indemnity, performance or other similar bonds—including letters of credit—required in the ordinary course of the Obligors’ business and not in connection with the borrowing of money, provided that in each case the obligation secured is not overdue or, if overdue, is being diligently contested in good faith by appropriate actions or proceedings and adequate reserves have been established in accordance with U.S. GAAP with respect to such obligation; (4) purchase-money or capital lease liens in equipment and related software and the proceeds thereof so long as such lien attaches only to the asset purchased or acquired and such proceeds; (5) judgments that have not become final and are being appealed in good faith and have been properly secured or bonded pending the resolution thereof; (6) Disclosed Liens; and (7) the Senior Liens.

“Person” shall have the meaning set forth in Article 1 of the UCC.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Obligors constituting Collateral, whether or not physically delivered to PBGC pursuant to this Security Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Secured Obligations” means the Installments and all of the Obligors’ other obligations under this Security Agreement and each other PBGC Settlement Document.

“Senior Creditor” means each of BMT and KeyBank and “Senior Creditors” means both of them.

“Senior Liens” means those liens and security interests in any or all of the Collateral in favor of BMT or KeyBank now or hereafter securing Senior Obligations.

“Senior Obligations” means in the case of BMT, Loan Debt (as defined in the BMT Intercreditor Agreement) and in the case of KeyBank Bank Indebtedness secured by Bank Collateral (as such terms are defined in the KeyBank Intercreditor Agreement).  The Senior Obligations exclude any and all Excess Loan Debt as defined in the BMT Intercreditor Agreement.

“Stock Rights” means any securities, dividends, instruments or other distributions and any other right or property which either of the Obligors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which the Obligors now have or hereafter acquire any right, issued by an issuer of such securities.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Utah; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection or the priority of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Utah, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority or availability of such remedy, as the case may be.

“U.S. GAAP” means United States Generally Accepted Accounting Principles, applied on a basis consistent with the preparation of Obligors’ most recent audited financial statements.

2.           Grant of Security Interest.  Each Obligor hereby pledges, assigns and grants to PBGC a security interest in all of such Obligor’s right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Obligor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Obligor, and regardless of where located (collectively, with respect to both Obligors, the “Collateral”), including:

(a)           all Accounts;

(b)           all Chattel Paper;

(c)           all Documents;

(d)           all Equipment;

(e)           all Fixtures;

(f)           all General Intangibles;

(g)           all Goods;

(h)           all Instruments;

(i)           all Inventory;

(j)           all Investment Property;

(k)           all letters of credit of which an Obligor is the beneficiary, Letter-of-Credit Rights and Supporting Obligations;

(l)           all Deposit Accounts with any bank or other financial institution other than those maintained with a Senior Creditor;

(m)          all Assigned Contracts and Excluded Contract Proceeds;

(n)           all Receivables;

(o)           all of either Obligor’s interest as lessor under any lease;

(p)           all Commercial Tort Claims;

(q)           all Stock Rights;

(r)           all Farm Products; and

(s)           all accessions to, substitutions for and replacements, proceeds, insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing; to secure the prompt and complete payment and performance of the Secured Obligations.  The foregoing liens and security interests are under and subject to the Senior Liens and the rights of BMT and Keybank to the extent provided in the Intercreditor Agreements or otherwise provided by law.

3.           Representations and WarrantiesEach Obligor represents and warrants to PBGC as to itself that:

(a)           Title, Perfection and Priority. Such Obligor has good and valid right and title in and power to transfer the Collateral owned by it and with respect to which such Obligor has purported to grant a security interest hereunder, free and clear of all liens except for Permitted Liens including the Senior Liens and any other liens disclosed by it on Schedule 3(a) (the “Disclosed Liens”), and has full power and authority to grant to PBGC the security interest in such Collateral pursuant hereto.

When an appropriate financing statement naming such Obligor and indicating such Collateral owned by it has been filed in the office of the Secretary of State of its state of incorporation, PBGC will have a fully perfected security interest in that Collateral of such Obligor in which a security interest may be perfected by filing, subject only to Permitted Liens.

(b)           Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of such Obligor, its state of organization and its federal employer identification number are set forth in Schedule 3(b).

(c)           Principal Location.  Such Obligor’s mailing addresses and the locations of such Obligor’s place of business (if it has only one) or chief executive office (if it has more than one place of business), are disclosed in Schedule 3(c); such Obligor has no other places of business except those set forth in Schedule 3(c).

(d)           Collateral Locations.  All of such Obligor’s locations where Collateral is located are listed in Schedule 3(d).

(e)           Deposit Accounts.  All of such Obligors’ Deposit Accounts are listed in Schedule 3(e).

(f)           Exact Names.  Such Obligor’s name in which it has executed this Security Agreement is the exact name as it appears in such Obligor’s organizational documents, as amended, as filed with its state of organization.

(g)           Intellectual Property.  Such Obligor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule 3(g).

(h)           Commercial Tort Claims.  Such Obligor does not have any interest in, or title to, any Commercial Tort Claim except as set forth in Schedule 3(h).

(i)           No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Obligor as debtor has been filed or is of record in any jurisdiction, except with respect to the Senior Liens and any Disclosed Liens.

4.           Covenants.  From the date of this Security Agreement, and thereafter until this Security Agreement terminates, the Obligors agree that:

(a)           General.

(1)           Collateral Records.  The Obligors will maintain in accordance with customary business practices complete and accurate books and records with respect to the Collateral owned by the Obligors, and furnish to PBGC such reports relating to such Collateral as PBGC shall from time to time reasonably request.

(2)           Authorization to File Financing Statements; Ratification.  The Obligors hereby authorize PBGC to file, and if requested will deliver to PBGC, all financing statements and other documents and take such other actions as may from time to time be requested by PBGC in order to maintain a perfected security interest in the Collateral owned by the Obligors subject only to Permitted Liens.  Any financing statement filed by PBGC may be filed in any filing office in any UCC jurisdiction and may (A) indicate each Obligor’s Collateral (i) as all assets of such Obligor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) by any other description which reasonably approximates the description contained in this Security Agreement, and (B) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing or acceptance of any financing statement or amendment, including without limitation (i) whether E&S or Spitz is an organization, the type of organization and any organization identification number issued to E&S or Spitz, and (ii) in the case of a financing statement filed as a fixture filing or indicating an Obligor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Obligors also agree to furnish any such information to PBGC promptly upon request.  At PBGC’s request, the Obligors will do and perform all acts and things PBGC reasonably deems necessary or appropriate to perfect, or to give any necessary or appropriate notice of, PBGC’s security interest in the Collateral.

(3)           Further Assurances.  The Obligors will, if so requested by PBGC, furnish to PBGC, as often as PBGC reasonably requests, statements and schedules further identifying and describing the Collateral owned by the Obligors and such other reports and information in connection with its Collateral as PBGC may reasonably request, all in such detail as PBGC may specify.  Each Obligor also agrees to take any and all actions necessary to defend title to the Collateral owned by it against all Persons and to defend the security interest of PBGC in such Obligor’s Collateral and the priority thereof against any lien except Permitted Liens.

(4)           Liens.  No Obligor will create, incur, or suffer to exist any lien on the Collateral owned by it except (A) Permitted Liens, (B) the security interests created by this Security Agreement (the “PBGC Security Interest”), and (C) liens and security interests hereafter granted by an Obligor that are junior in priority to the PBGC Security Interest.

(5)           Other Financing Statements.  The Obligors will not authorize the filing of any financing statement naming E&S or Spitz as debtor covering all or any portion of the Collateral owned by E&S or Spitz, except with respect to Permitted Liens as expressly permitted by Section 4(a)(4).

(6)           Locations.  No Obligor will (A) maintain any material value of Collateral owned by it at any location other than those locations listed on Schedule 3(d), (B) otherwise change, or add to, such locations without 10 days’ prior written notice to PBGC, or (C) change its principal place of business or chief executive office from the location identified on Schedule 3(c), without 10 days’ prior written notice to PBGC.

(7)           Compliance with Terms.  Each Obligor will perform and comply in all material respects with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

(8)           Notice of Action.  The Obligors will notify PBGC of any legal process levied against the Collateral or any other event which may materially affect (A) the value, use or possession of the Collateral or (B) any of the rights of PBGC in relation to the Collateral.

(9)           Disposition of Collateral.  No Obligor will sell, lease or otherwise dispose of the Collateral owned by it outside the ordinary course of its business without PBGC’s prior written consent.

(10)           Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.  Each Obligor will:

(A)           preserve its existence and corporate structure as in effect on the Effective Date, and

(B)           not change its jurisdiction of organization;

unless, in each such case, it shall have given PBGC not less than 15 days’ prior written notice of such event or occurrence (or such shorter period as may be acceptable to PBGC in its sole discretion).

(b)           Receivables.

(1)           Certain Agreements on Receivables.  The Obligors will not make or agree to make any material discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable materially less than the original amount thereof, except that, prior to the occurrence of a Default, each Obligor may take any such action in accordance with its usual and customary business practices in the ordinary course of its business.

(2)           Collection of Receivables.  Except to any extent otherwise expressly provided in this Security Agreement, each Obligor will use commercially reasonable efforts to collect and enforce in accordance with its usual and customary business practices, at its sole expense, all amounts due or hereafter due to it under the Receivables owned by it.

(3)           Delivery of Invoices.  Each Obligor will deliver to PBGC promptly upon PBGC’s request after the occurrence of a Default copies of invoices with respect to each Account owned by such Obligor (but in the case of Spitz, only after payment of all Senior Obligations secured by such Account), bearing such language of assignment as PBGC may specify.

(4)           Disclosure of Counterclaims on Receivables.  If after the occurrence of a Default (A) any discount, credit or agreement to make a rebate or to otherwise materially reduce the amount owing on any Receivable owned by an Obligor exists, or (B) if, to the knowledge of an Obligor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Obligor will promptly disclose such fact to PBGC in writing.

(c)           Inventory and Equipment.  Each Obligor will do all things necessary to maintain, preserve, protect and keep its Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of its business and except for ordinary wear and tear in respect of such Equipment.

(d)           Delivery of Instruments, Securities, Chattel Paper and Documents.  Promptly following PBGC’s request to either Obligor (but in the case of Spitz, only after payment of all Senior Obligations to BMT secured by Collateral described in this paragraph), such Obligor will (1) deliver to PBGC the originals of all Chattel Paper, Securities and Instruments constituting Collateral owned by such Obligor (if any then exist), (2) hold in trust for PBGC upon receipt and immediately thereafter deliver to PBGC any such Chattel Paper, Securities and Instruments constituting Collateral, and (3) deliver to PBGC (and thereafter hold in trust for PBGC upon receipt and immediately deliver to PBGC) any Document evidencing or constituting Collateral.

(e)           Uncertificated Pledged Collateral.  Promptly following PBGC’s request to either Obligor (but in the case of Spitz, only after payment of all Senior Obligations to BMT secured by Collateral described in this paragraph), such Obligor will permit PBGC from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by such Obligor not represented by certificates to mark its books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the lien of PBGC granted pursuant to this Security Agreement.  Promptly following any such request, with respect to any Pledged Collateral owned by such Obligor, such Obligor will take any actions necessary to cause (1) the issuers of uncertificated securities which are Pledged Collateral, and (2) any securities intermediary which is the holder of any such Pledged Collateral, to cause PBGC to have and retain Control over such Pledged Collateral.  Without limiting the foregoing, promptly following any such request, such Obligor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with PBGC, in form and substance satisfactory to PBGC, giving PBGC Control.

(f)           Intellectual Property.  If, after the date hereof, either Obligor obtains ownership rights to, including, but not limited to filing and acceptance of a statement of use or an amendment to allege use with the United States Patent and Trademark Office, or applies for or seeks registration of (other than registration of an intent to use a Trademark), any new patentable invention, Trademark or Copyright in addition to the Patents, Trademarks and Copyrights described in Schedule 3(g), then such Obligor shall give PBGC notice thereof within 10 days after obtaining such ownership rights.  The Obligors agree promptly upon request by PBGC to execute and deliver to PBGC any supplement to this Security Agreement or any other document requested by PBGC to evidence Secured Party’s security interest in such new application or registration in a form appropriate for recording in the applicable federal office.  Each Obligor also hereby authorizes PBGC to modify this Security Agreement unilaterally (i) by amending Schedule 3(g) to include any future Patents, Trademarks and/or Copyrights of which PBGC receives notification from such Obligor pursuant hereto, and (ii) by recording, in addition to and not in substitution for this Security Agreement, a duplicate original of this Security Agreement containing in Schedule 3(g) a description of such future Patents, Trademarks and/or Copyrights.

(g)           No Interference.  Each Obligor agrees that it will not interfere with any right, power and remedy of PBGC provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by PBGC of any one or more of such rights, powers or remedies, provided that the foregoing shall not limit Obligors’ right in good faith to contest that a Default has occurred.

(h)           Notices to PBGC.  Within five days after the occurrence of any Default (as defined below) or any event that with notice or passage of time or both, would constitute a Default, the Obligors will provide PBGC with written notice of such occurrence.

5.           Defaults.  The occurrence of any one or more of the following events shall constitute a “Default” hereunder:

(a)           An Obligor fails to timely perform any of the covenants contained in Sections 4(a)(4), (5), (9) or (10) of this Security Agreement.

(b)           An Obligor fails to timely provide any notice required under Section 4(h) of this Security Agreement.

(c)           An Obligor fails to perform or observe any other term, covenant, condition, undertaking or provision contained in this Security Agreement and such failure, if capable of being cured, is not cured within 30 days after written notice thereof from PBGC.

(d)           ~~An~~ Event of Default, as defined in any other PBGC Settlement Document, occurs.

(e)           A material provision of any PBGC Settlement Document shall for any reason cease to be valid, binding and enforceable with respect to either Obligor in accordance with its terms, or either Obligor challenges the enforceability hereof or thereof, or asserts in writing, or takes any action or fails to take any action based on the assertion that any provision hereof or thereof has ceased to be or is otherwise not valid, binding or enforceable in accordance with its terms, or any security interest, mortgage or lien provided for herein or therein shall cease to be a valid and perfected first priority security interest in any of the Collateral purported to be subject thereto (except as otherwise permitted herein or therein).

(f)           Either Obligor dissolves, suspends, or discontinues doing business.

6.           Remedies.  PBGC shall have the following rights and remedies (subject in each case to the Intercreditor Agreements):

(a)           At any time a Default has occurred, PBGC shall have all rights and remedies provided in this Security Agreement, the other PBGC Settlement Documents, the UCC, and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Obligors, except to any extent that such notice or consent is expressly provided for hereunder or required by applicable law and not waivable under such law (it being understood and agreed by the Obligors that, to the fullest extent permitted by applicable law, the Obligors hereby waive all such notice not expressly provided for hereunder).  All rights, remedies and powers granted to PBGC hereunder, under the UCC or other applicable law, are cumulative, not exclusive, and enforceable, in PBGC’s sole discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by the Obligors of this Security Agreement or any other PBGC Settlement Document.

(b)           Without limiting the foregoing, at any time after a Default occurs, PBGC may, in its sole discretion and without limitation: (1) accelerate the payment of all Secured Obligations and demand immediate payment thereof to PBGC whereupon (A) the Secured Obligations shall be immediately due and payable without presentment, demand, protest or formalities of any kind, all of which the Obligors hereby waive, and (B) the Secured Obligations shall accrue interest, compounded daily, at the rate provided in 29 C.F.R. § 4062.7(c) (such rate, compounded daily, the “Default Rate”), from the date of such Default until paid in full, (2) with or without judicial process or the aid or assistance of others, but in accordance with applicable law, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or any portion of the Collateral, (3) require the Obligors, at the Obligors’ expense, to assemble and make available to PBGC any part or all of the Collateral at any place and time designated by PBGC, (4) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (5) to the fullest extent permitted by applicable law remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (6) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker’s board, office of PBGC or elsewhere) at such prices or terms as PBGC may deem reasonable, for cash, upon credit or for future delivery, with the PBGC having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of either Obligor, which right or equity of redemption is hereby expressly waived and released by each Obligor, or (7) exercise its statutory rights to enforce and collect the Settled ERISA Liabilities (less any Installment payments made) under Title IV of ERISA (including perfecting and enforcing liens under 29 U.S.C. § 1368).  If any of the Collateral is sold or leased by PBGC upon credit terms or for future delivery, the Secured Obligations will not be reduced as a result thereof until payment therefor is finally collected by PBGC.  If notice of disposition of Collateral is required by law, 10 days prior notice by PBGC to the Obligors designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and the Obligors waive any other notice.  In the event PBGC institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, the Obligors waive the posting of any bond which might otherwise be required.

(c)           At any time after a Default has occurred, PBGC may, in its sole discretion, enforce each Obligor’s rights against any account debtor, in respect of any Accounts or other Receivables.  Without limiting the generality of the foregoing, PBGC may at such time or times (1) notify any or all account debtors, secondary obligors or other obligors in respect thereof that Receivables have been assigned to PBGC and that PBGC has a security interest therein and PBGC may direct any or all account debtors to make payment of Receivables directly to PBGC, (2) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Secured Obligations, (3) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and PBGC shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto, and (4) take whatever other action PBGC may deem necessary or desirable for the protection of its interests.  At any time after a Default has occurred, at PBGC’s request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to PBGC and are payable directly and only to PBGC, and the Obligors shall deliver to PBGC such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as PBGC may require.

(d)           To the extent that applicable law imposes duties on PBGC to exercise remedies in a commercially reasonable manner (and such duties cannot be waived under such law, each Obligor hereby waiving such duties to the fullest extent permitted by law), the Obligors acknowledge and agree that it is not commercially unreasonable for PBGC: (1) to fail to incur expenses reasonably deemed significant by PBGC to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (2) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any governmental authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (3) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (4) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (5) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (6) to contact other persons, whether or not in the same business as the Obligors, for expressions of interest in acquiring all or any portion of the Collateral, (7) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not such Collateral is of a specialized nature, (8) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (9) to dispose of assets in wholesale rather than retail markets, (10) to disclaim disposition warranties, (11) to purchase insurance or credit enhancements to insure PBGC against risks of loss, collection or disposition of Collateral or to provide to PBGC a guaranteed return from the collection or disposition of Collateral, or (12) to the extent deemed appropriate by PBGC, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist PBGC in the collection or disposition of any of the Collateral. The Obligors acknowledge that the purpose of this Section 6(d) is to provide non-exhaustive indications of actions and omissions by PBGC which would not be commercially unreasonable in PBGC’s exercise of remedies against the Collateral and that other actions or omissions by PBGC will not be deemed commercially unreasonable solely or partly on account of not being indicated in this Section 6(d).  Without limitation of the foregoing, nothing contained in this Section 6(d) will be construed to grant any rights to the Obligors or to impose any duties on PBGC that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 6(d).

(e)           At any time after a Default has occurred, PBGC may apply the cash proceeds of Collateral actually received by PBGC from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Secured Obligations, in whole or in part and in accordance with the terms hereof, whether or not then due or may hold such proceeds as cash collateral for the Secured Obligations.  The Obligors shall remain liable to PBGC for the payment of any deficiency with interest at the Default Rate and all costs and expenses of collection or enforcement, including attorneys’ fees and expenses.

(f)           For the purpose of enabling PBGC to exercise its rights and remedies hereunder, each Obligor hereby grants to PBGC, to the extent assignable, an irrevocable, non-exclusive license (exercisable at any time after a Default has occurred) without payment of royalty or other compensation to such Obligor, to sue, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other intellectual property and general intangibles now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(g)           For the purpose of enabling PBGC to exercise the rights and remedies hereunder at such time as PBGC shall be lawfully entitled to exercise such rights and remedies, each Obligor hereby (1) grants to PBGC an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, license or sublicense any Copyrights, Patents, Trademarks or Licenses now owned or hereafter acquired by such Obligor, and wherever the same may be located, but subject in the case of each license to performance of all obligations of such Obligor in respect thereof, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and (2) irrevocably agrees that PBGC may sell any of such Obligor’s Inventory directly to any Person, including without limitation Persons who have previously purchased such Obligor’s Inventory from it and in connection with any such sale or other enforcement of PBGC’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Obligor and any Inventory that is covered by any Copyright owned by or licensed to such Obligor and PBGC may finish any work in process and affix any Trademark owned by or licensed to such Obligor and sell such Inventory as provided herein.

7.           No Responsibility.  Each Obligor acknowledges that the PBGC has no responsibility for, and does not assume any of, such Obligor’s obligations or duties under any agreement, instrument, general intangible or other contract or obligation which is part of the Collateral or any obligation relating to the acquisition, preparation or holding of the Collateral.

8.           Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against either Obligor for liquidation or reorganization, should either Obligor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of either Obligor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.

In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned (any payment or part thereof so rescinded, reduced, restored or returned, an “Avoided Payment”), the Secured Obligations shall automatically be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

9.           Termination. This Security Agreement shall continue in effect, and the security interest granted hereby, the duties, covenants and liabilities of the Obligors hereunder and all the terms, conditions and provisions hereof shall continue to be fully operative until all of the Secured Obligations, including any Avoided Payments, have been paid in full.  Upon termination of this Security Agreement, PBGC shall, within 20 days of receiving from each Obligor a Notice of Termination of the UCC-1 Financing Statement prepared by it at its sole expense, file said documents, or otherwise file appropriate documents prepared by the Obligors at the Obligors’ sole expense to withdraw or terminate liens, where appropriate.

10.           Indemnity.  The Obligors assume liability for, and agree to indemnify PBGC (and each of its employees, directors, and agents) against, and on written demand to pay, or to reimburse PBGC for the payment of any or all liabilities, obligations, losses, damages, penalties, claims, suits, actions, costs, expenses, and disbursements, including reasonable legal fees and expenses of any kind and nature imposed on, incurred by, or asserted against PBGC relating to or arising out of this Security Agreement or any other PBGC Settlement Document; provided, that the Obligors shall not be required to indemnify PBGC against any of the foregoing that results from the gross negligence or willful misconduct of PBGC (or any employee, director, or agent thereof.)

11.           Miscellaneous.

(a)           Amendments.  This Security Agreement cannot be changed or terminated orally and can only be modified upon the written consent of the Party to be charged with such modification.

(b)           Counterparts.  This Security Agreement may be executed in one or more counterparts and by different Parties on separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  Delivery of an executed counterpart of this Security Agreement by facsimile or emailed PDF file (to stanhecht@keightleyashner.com for the Obligors; to Salembier.Cameo@pbgc.gov for PBGC) will be equally as effective as delivery of an original executed counterpart of this Security Agreement.

(c)           Choice of Law; Jurisdiction; Venue.  Except to any extent preempted by federal law, the laws of the State of Utah (without giving effect to its principles of conflicts of law) shall govern all matters relating to this Security Agreement.  Each Party (a) consents to the non-exclusive jurisdiction of the U.S. District Court for the District of Columbia and its appellate courts for all matters relating to this Security Agreement, (b) consents that any action or proceeding relating to this Security Agreement may be brought in any such court, and (c) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

(d)           Waiver of Jury Trial.  The Obligors hereby waive trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, or otherwise) in any way arising out of, related to, or connected with the Secured Obligations, this Security Agreement, any other PBGC Settlement Document, or the relationship established hereunder or thereunder.

(e)           Entire Agreement. Except to the extent of any references herein to any other PBGC Settlement Document, this Security Agreement (together with all Schedules hereto) constitutes the entire and final agreement between the Parties with respect to the matters provided for herein and no other agreement or understanding exists between the Parties with respect to such matters.  PBGC acknowledges and agrees that its rights and remedies hereunder are subject and subordinate to certain rights and remedies of BMT and KeyBank as provided in the applicable Intercreditor Agreements.  Each Obligor acknowledges and agrees that it is not a party to, is not an intended third party beneficiary under, and has no rights or remedies under or on account of the Intercreditor Agreements.

(f)           Notices.  All notices, demands, instructions, and other communications required or permitted under this Security Agreement to any Party (a “Notice”) must be provided in the same manner as required by Section 14 of the Settlement Agreement.

(g)           Authority to Enter Agreement.   Each Party represents and warrants that it has full power and authority to enter into this Security Agreement, that all necessary corporate approvals have been granted and all other appropriate action has been taken to cause them to possess such power and authority and that this Security Agreement constitutes its legal, valid and binding obligation enforceable against it.  Each signatory represents and warrants that he or she is authorized to execute this Security Agreement on behalf of the Party for whom he or she has signed.

(h)           In this Security Agreement, unless specifically otherwise provided or the context otherwise requires, the singular includes the plural and the plural the singular; the word “or” is deemed to include “and/or”; the words “including”, “includes” and “include” are deemed to be followed by the words “without limitation”; pronouns in masculine, feminine, or neuter genders include any other gender; and references to sections, exhibits or schedules are to those of this Security Agreement.  The words “herein,” “hereof,” “hereby,” “hereunder,” “herewith,” and words of similar import refer to this Security Agreement as a whole and not to any particular subdivision unless expressly so limited.  Headings and captions in this Security Agreement are included for convenience of reference only and do not constitute a part of this Security Agreement for any other purpose.

IN WITNESS WHEREOF, the Parties have executed this Security Agreement as of the Effective Date.

EVANS & SUTHERLAND COMPUTER CORPORATION	PENSION BENEFIT GUARANTY CORPORATION

By: /s/ David Bateman	By: /s/ Dana Cann

Name: David Bateman	Name: Dana Cann

Title: President & CEO	Title: Director, Corporate Finance and
Restructuring Department

SPITZ, INC.

By:           /s/ David Bateman

Name:      David Bateman

Title:        President & CEO

SCHEDULES

Schedule 3(a) - Disclosed Liens

Personal Property

Senior Lien:  First priority security interest in all assets granted to The Bryn Mawr Trust Company to secure Senior Obligations of Spitz to The Bryn Mawr Trust Company.

Disclosed Liens:  None

Real Property

Mortgage on real property owned by Spitz, Inc., located at:
700 Brandywine Drive, Chadds Ford, PA 19317

Schedule 3(b) - Type and Jurisdiction of Organization, Organizational and Tax Identification Numbers
Evans & Sutherland Computer Corporation
Corporation organized under the laws of the State of Utah
Federal Taxpayer Identification Number:  87-0278175

Spitz, Inc.
Corporation organized under the laws of the State of Delaware
Federal Taxpayer Identification Number:  23-1892719

Schedule 3(c) - Principal Location

Evans & Sutherland Computer Corporation
770 Komas Drive
Salt Lake City, UT 84108

Spitz, Inc.
700 Brandywine Drive
Chadds Ford, PA 19317

Schedule 3(d) - Collateral Locations

Evans & Sutherland Computer Corporation
770 Komas Drive
Salt Lake City, UT 84108

Spitz, Inc.
700 Brandywine Drive
Chadds Ford, PA 19317

Schedule 3(e) - Deposit Accounts

Bank	Owner	Description	Account #
WELLS FARGO BANK	Evans & Sutherland	Checking operating	4761055243
WELLS FARGO BANK	Evans & Sutherland	Checking cash receipts	4761055250
WELLS FARGO BANK	Evans & Sutherland	Checking payroll	4132310343
WELLS FARGO BANK	Evans & Sutherland	Checking check disbursements	4123710493
WELLS FARGO BANK	Evans & Sutherland	Money market LC collateral	3801563101
WELLS FARGO BANK	Evans & Sutherland	Checking credit card cash advances	4132322454
Bryn Mawr Trust	Spitz	Checking operating	1064314519
Bryn Mawr Trust	Spitz	Money market unrestricted cash	1065310276
Bryn Mawr Trust	Spitz	Money market LC collateral	2500084
Bryn Mawr Trust	Spitz	Checking payroll	1064313552
Bryn Mawr Trust	Spitz	Checking check disbursements	1064314527
M&T Bank	Spitz	Checking	990204685
Susquehanna Bank	Spitz	Money market	8517435

Schedule 3(g) - Intellectual Property

INTELLECTUAL PROPERTY RIGHTS
PATENTS

Name of Grantor	Patent Description	Patent Number	Issue Date
US Patent and Trademark Office	SYSTEM AND METHOD FOR ALIGNING RGB LIGHT IN A SINGLE-CHIP MODULATOR PROJECTOR	US 7,891,818	2/22/2011
US Patent and Trademark Office	SYSTEM AND METHOD FOR DISPLAYING STEREO IMAGES	US 7,675,513	3/9/2010
US Patent and Trademark Office	SHUTTERING SYSTEM FOR SCANNING PROJECTORS	US 7,628,327	12/8/2009
US Patent and Trademark Office	HIGH-RES IMAGING SYSTEM FOR SCANNED COLUMN PROJECTORS	US 7,420,177	9/2/2008
US Patent and Trademark Office	METHOD FOR TUNING A FIBER OPTIC COMPONENT	US 7,327,909	2/5/2008
US Patent and Trademark Office	Thermally-controlled fiber optic tuning and isolating device	US 7,215,840	5/8/2007
US Patent and Trademark Office	Tension-Controlled Fiber optic mechanical/thermal tuning and isolating device	US 7,197,200	3/27/2007
US Patent and Trademark Office	VIDEO DISPLAY SYSTEM UTILIZING GAMMA CORRECTION	US 7,038,735	5/2/2006
US Patent and Trademark Office	REFLECTION BARRIER FOR PANORAMIC DISPLAY	US 7,012,669	3/14/2006
US Patent and Trademark Office	ULTRA-HIGH RESOLUTION LIGHT MODULATION CONTROL SYSTEM AND METHOD	US 6,856,449	2/15/2005

Name of Grantor	Patent Description	Patent Number	Issue Date
US Patent and Trademark Office	METHOD AND APPARATUS FOR CONTROLLING WAVELENGTH AND DOMINANT MODE IN FIBER LASERS	US 6,868,212	3/15/2005
US Patent and Trademark Office	APPARATUS AND METHOD FOR FREQUENCY CONVERSION AND MIXING OF LASER LIGHT	US 6,763,042	7/13/2004
US Patent and Trademark Office	METHOD FOR RENDERING SHADOWS ON A GRAPHICAL DISPLAY	US 5,870,098	2/9/1999
US Patent and Trademark Office	SYSTEM AND METHOD FOR IMPROVING PIXEL UPDATE PERFORMANCE	US 5,841,447	11/24/1998
US Patent and Trademark Office	PLACEMENT TOOL FOR RETRO-REFLECTIVE CALIBRATION POINTS	US 5,825,538	10/20/1998
US Patent and Trademark Office	PROJECTION SCREEN WITH RETRO-REFLECTIVE CALIBRATION POINTS, PLACEMENT TOOL AND METHOD	US 5,638,208	6/10/1997
US Patent and Trademark Office	SYSTEM AND METHOD FOR REDUCING INTERPIXEL GAPS IN A DISPLAY	US 8,702,248	4/22/2014
US Patent and Trademark Office	SYSTEM AND METHOD FOR DISPLAYING A PLANAR IMAGE ON A CURVED SURFACE	US 8,358,317	1/22/2013
US Patent and Trademark Office	CALIBRATION SYSTEM AND METHOD FOR LIGHT MODULATION DEVICE	US 8,077,378	12/13/2011
Canadian Intellectual Property Office	METHOD FOR RENDERING SHADOWS ON A GRAPHICAL DISPLAY	CA 2,282,637	9/18/2007
United Kingdom Patent Office	METHOD FOR RENDERING SHADOWS ON A GRAPHICAL DISPLAY	UK 2,336,984	9/5/2001

PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number
US Patent and Trademark Office	METHOD AND APPARATUS FOR GRAPHICAL USER INTERFACE INTERACTION ON A DOMED DISPLAY	July 19, 2013	13/987,379
US Patent and Trademark Office	SYSTEM AND METHOD FOR DISPLAYING DISTANT 3-D STEREO ON A DOME SURFACE	July 10, 2012	13/545,948

TRADEMARKS
Name of Grantor	Trademark	Registration Date	Registration Number
US Patent and Trademark Office	DIGISTAR	July 18,1989	1548086
US Patent and Trademark Office	E&S DESIGN (CORP LOGO)	August 31, 1999	2274250
US Patent and Trademark Office	EVANS & SUTHERLAND	February 19, 2002	2538917
US Patent and Trademark Office	SPHERICAL 3D	February 8, 2011	3917474
US Patent and Trademark Office	VISIONDOME	July 16, 1996	1987133
Canadian Intellectual Property Office	EVANS & SUTHERLAND	October 10, 2003	TMA591853
Canadian Intellectual Property Office	THE POWER BEHIND THE SCENES	January 25, 2002	TMA556864
Canadian Intellectual Property Office	LASERWIDE	January 25, 2005	TMA631074
Canadian Intellectual Property Office	ESLP	June 19, 2007	TMA690172
Canadian Intellectual Property Office	DIGISTAR	September 11, 2001	TMA550595
Canadian Intellectual Property Office	E&S DESIGN (CORP LOGO)	October 23, 2003	TMA592967
ECT	DIGISTAR	April 18, 2001	1468628
ECT	EVANS & SUTHERLAND	February 13, 2001	1452242
Europe	ENVIRONMENT CREATION TOOL	March 5, 2007	4884805
Europe	EPX	January 25, 2007	004884383
Europe	ECT	September 26, 2007	004884367
Europe	TARGETVIEW	March 5, 2007	004884417
Europe	VISTAVIEW	March 5, 2007	004884433
Australia	DIGISTAR	August 24, 1999	778517
Japan	DIGISTAR	December 10, 1999	4342923

TRADEMARK APPLICATIONS
Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
NO APPLICATIONS

COPYRIGHTS
Name of Grantor	Copyright	Registration Date	Registration Number
US COPYRIGHT OFFICE	Cross 353 D7 circa 587 ORCA	July 22, 1987	MW-2-841
US COPYRIGHT OFFICE	Data Formatter	August 1, 1986	MW-2-033
US COPYRIGHT OFFICE	Delta Calculator	January 13, 1987	MW-2-289
US COPYRIGHT OFFICE	Depth Cue	January 13, 1987	MW-2-286
US COPYRIGHT OFFICE	Divider	January 13, 1987	MW-2-287
US COPYRIGHT OFFICE	DNA.1	April 21, 1986	MW-1-795
US COPYRIGHT OFFICE	Evans & Sutherland Computer Division ORCA (M) 1988 PMM5 Dec 88	December 26, 1989	MW-5-455

Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
US COPYRIGHT OFFICE	Evans & Sutherland Computer Division ORCA (M) 1989 CX NID 23E	April 10, 1989	MW-4-552
US COPYRIGHT OFFICE	Evans & Sutherland Computer Division ORCA (M) 1989 IB 512E Sep 89	December 26, 1989	MW-5-456
US COPYRIGHT OFFICE	Evans & Sutherland Computer Division ORCA (M) 1989 PMMB 2E Apr 89	May 18, 1989	MW-4-779
US COPYRIGHT OFFICE	Evans & Sutherland Computer Division PIXP (M) 1989 PP 43 Oct 1989	November 14, 1989	MW-5-350
US COPYRIGHT OFFICE	Fifo/stack/bus controller	January 13, 1987	MW-2-284
US COPYRIGHT OFFICE	Fortran code generator	April 9, 1990	TX-2-869-817
US COPYRIGHT OFFICE	Fortran code generator. By Evans & Sutherland	November 19, 1990	TX-3-178-110
US COPYRIGHT OFFICE	IU2 chip 4#	December 23, 1988	MW-4-296
US COPYRIGHT OFFICE	Link 8SP3E SEP 88 ORCA (M) 1987	November 18, 1988	MW-4-193
US COPYRIGHT OFFICE	Multiplier	January 13, 1987	MW-2-288
US COPYRIGHT OFFICE	ORCA (M) 1987 REG SP2 Aug 87	January 24, 1989	MW-4-305
US COPYRIGHT OFFICE	ORCA (MO 1988 Oct 1988 IB 374E	January 3, 1989	MW-4-326
US COPYRIGHT OFFICE	Pixel processor	January 13, 1987	MW-2-285
US COPYRIGHT OFFICE	PMM 4SP2 Jul 87 ORCA (M) 1987	August 20, 1987	MW-2-929
US COPYRIGHT OFFICE	REG SP@ Aug 87 ORCA (MO) 1987	October 4, 1988	MW-4-006
US COPYRIGHT OFFICE	Solid-state light modulator chip	September 1, 1987	MW-3-047
US COPYRIGHT OFFICE	3D SignGen	November 20, 2000	TX0005195937
US COPYRIGHT OFFICE	AccelGALAXY 2100	November 20, 2000	TX0005195957
US COPYRIGHT OFFICE	Airport Construction Tool	November 20, 2000	TX0005195936
US COPYRIGHT OFFICE	Database Creation Tool	November 20, 2000	TX0005195954
US COPYRIGHT OFFICE	Digistar V2.2	November 20, 2000	TX0005195938
US COPYRIGHT OFFICE	E&S Lighting 1200	November 20, 2000	TX0005195956
US COPYRIGHT OFFICE	E&S RAPIDsite	November 20, 2000	TX0005195961
US COPYRIGHT OFFICE	E&S Tornado 3000	November 20, 2000	TX0005195955
US COPYRIGHT OFFICE	EaSIEST	November 20, 2000	TX0005195942
US COPYRIGHT OFFICE	Ensemble Run Time Kernel	November 20, 2000	TX0005195952
US COPYRIGHT OFFICE	ESCP DCPC Software	November 20, 2000	TX0005195939
US COPYRIGHT OFFICE	ESCP Projector Software	November 20, 2000	TX0005195940
US COPYRIGHT OFFICE	Fire Engine Model	September 23, 2005	VA0001311696
US COPYRIGHT OFFICE	Flight to Integrator Converter with E&S multigen extensions	November 20, 2000	TX0005195947
US COPYRIGHT OFFICE	Flight Simulator Library	March 15, 2006	VA0001342776
US COPYRIGHT OFFICE	GLAZE	November 20, 2000	TX0005195959
US COPYRIGHT OFFICE	GT Decortor	November 20, 2000	TX0005195960
US COPYRIGHT OFFICE	Harmony Run Time Kernel	November 20, 2000	TX0005195958
US COPYRIGHT OFFICE	Integrator (Master Graph)	November 20, 2000	TX0005195946
US COPYRIGHT OFFICE	Integrator Application	November 20, 2000	TX0005195945
US COPYRIGHT OFFICE	Integrator to Harmony Optimized Graph Converter	November 20, 2000	TX0005195948

Name of Grantor	Trademark Application	Application Filing Date	Application Serial Number
US COPYRIGHT OFFICE	Integrator-to-Mission-Function-Generator-Converter	November 20, 2000	TX0005195953
US COPYRIGHT OFFICE	Mission Function Generator Real time Software	November 20, 2000	TX0005195964
US COPYRIGHT OFFICE	Parametric Feature Editor	November 20, 2000	TX0005195966
US COPYRIGHT OFFICE	Sensor PP1.0 Application software (also Sensor Post Processor Software.irpp.exe	November 20, 2000	TX0005195965
US COPYRIGHT OFFICE	ShowMaker 5.0	November 20, 2000	TX0005195962
US COPYRIGHT OFFICE	E&S: SimFUSION ; Version 2.0	November 20, 2000	TX0005190551
US COPYRIGHT OFFICE	Terrain Construction Tool	November 20, 2000	TX0005195941
US COPYRIGHT OFFICE	Tile Mosaic Tool	November 20, 2000	TX0005195949
US COPYRIGHT OFFICE	Transposer (IDF based)	November 20, 2000	TX0005195950
US COPYRIGHT OFFICE	Vanguard Radar Application Software (also: RadarSrvc.exe, Srvc.exe)	November 20, 2000	TX0005195951
US COPYRIGHT OFFICE	Vistaview/Targetview VME Software	November 20, 2000	TX0005195963

COPYRIGHT APPLICATIONS
Name of Grantor	Copyright Application	Application Filing Date	Application Serial Number
NO APPLICATIONS

INTELLECTUAL PROPERTY LICENSES
Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement
Evans & Sutherland Computer Corp.	Asset Purchase Agreement	February 7, 2006	Evans & Sutherland Computer Corp. and Rockwell Collins, Inc.
Fully-paid, royalty-free right and license to Rockwell Collins Inc.
Canadian Intellectual Property Office	METHOD FOR RENDERING SHADOWS ON A GRAPHICAL DISPLAY	CA 2,282,637	9/18/2007
United Kingdom Patent Office	METHOD FOR RENDERING SHADOWS ON A GRAPHICAL DISPLAY	UK 2,336,984	9/5/2001
US Patent and Trademark Office	VIDEO DISPLAY SYSTEM UTILIZING GAMMA CORRECTION	US 7,038,735	5/2/2006
US Patent and Trademark Office	METHOD FOR RENDERING SHADOWS ON A GRAPHICAL DISPLAY	US 5,870,098	2/9/1999
US Patent and Trademark Office	PLACEMENT TOOL FOR RETRO-REFLECTIVE CALIBRATION POINTS	US 5,825,538	10/20/1998
US Patent and Trademark Office	PROJECTION SCREEN WITH RETRO-REFLECTIVE CALIBRATION POINTS, PLACEMENT TOOL AND METHOD	US 5,638,208	6/10/1997

Schedule 3(h) - Commercial Tort Claims

None